                                                                    Exhibit 10.4


                      SEVENTH AMENDMENT TO CREDIT AGREEMENT

         This Seventh Amendment to Credit Agreement is made as of the 22nd day of October, 1999 by and among PRIME GROUP REALTY, L.P., a Delaware limited partnership (the "Borrower"), PRIME GROUP REALTY TRUST, a Maryland trust (the "Company") and BANKBOSTON, N.A., a national banking association ("BankBoston"), CIBC INC., a Delaware corporation ("CIBC"), PRUDENTIAL SECURITIES CREDIT CORPORATION, a Delaware corporation ("Prudential"), the other lending institutions which are from time to time listed on Schedule 1, (collectively, with BankBoston and CIBC, the "Lenders") and BANKBOSTON, N.A., as agent for itself and such other lending institutions (the "Agent").

         WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of November 17, 1997 as amended by First Amendment to Credit Agreement dated as of December 15, 1997 and by Second Amendment to Credit Agreement dated as of March 16, 1998, as amended and restated by Third Amendment to Credit Agreement dated as of March 30, 1998 as amended by Fourth Amendment to Credit Agreement dated as of April 24, 1998, as amended by Fifth Amendment to Credit Agreement dated as of October 1, 1998 and as amended and restated by Sixth Amendment to Credit Agreement dated as of February 4, 1999 (the "Existing Agreement"); and

         WHEREAS, the parties have agreed to amend the Existing Agreement so as to decrease the Total Commitment and to effect certain other changes in the Existing Agreement.

         NOW, THEREFORE, the parties hereby agree that effective upon the Effective Date hereof (as determined pursuant to Paragraph 18 below) the Existing Agreement is amended as follows, provided that the amended definition of EBITDA set forth herein shall be used for all Compliance Certificates delivered after the Effective Date, even though said Compliance Certificates may relate to periods prior to the Effective Date:

         1. DECREASE IN TOTAL COMMITMENT. The Total Commitment is hereby decreased to $35,000,000 and each Lender hereby decreases its Commitment to the amount shown on the revised Schedule 1.2 attached hereto. As of the Effective Date the Commitment Percentages of the Lenders shall be adjusted as shown on said revised Schedule 1.2. Prudential, which is shown on such revised Schedule
1.2 as having a zero Commitment and 0% Commitment Percentage shall no longer be a Lender hereunder after the Effective Date.

         2. DEFINITIONS: Section 1.1 of the Existing Agreement is amended to provide that the following terms shall have the following meanings and, to the extent that any of the following terms are already defined in the Existing Agreement, such definitions shall be deemed to be amended and restated by the following definitions:

         EBITDA. The Borrower's earnings before interest, taxes, depreciation and amortization, excluding therefrom any gains or losses realized upon the disposition of assets and other nonrecurring or extraordinary items, all as determined on a consolidated basis in accordance with Generally Accepted Accounting Principles, except that rental income shall be determined based on contractual lease terms (to the extent that the applicable tenant is actually paying rent in accordance with such terms). To the extent not already included in the Company's EBITDA pursuant to the equity basis of accounting for the Unconsolidated Entities, EBITDA shall also include the Unconsolidated Entity Percentage of the earnings before interest, taxes, depreciation and amortization, excluding therefrom any gains or losses realized upon the disposition of assets and other nonrecurring or extraordinary items, with respect to each of the Unconsolidated Entities.

         3. AMENDMENT TO Section 7.23. Section 7.23 is hereby amended and restated to read as follows:

         Section 7.23. Amendments of Documents for other Recourse Indebtedness. On or before December 31, 1999, Borrower shall deliver to the Agent copies of amendments to each of the loan documents for the Borrower's Recourse Indebtedness, including the Lasalle National Bank $15,000,000 line of credit and the Bank One, Illinois $48,809,587 letter of credit facilities (unless such facilities have been terminated prior to such time), as necessary to permanently modify any leverage covenants and related definitions contained therein so that such covenants are not more stringent than the 65% ratio set forth in Section
9.3 hereof, and so that such leverage covenants are calculated in the same manner as provided in this Agreement as amended.

         4. AMENDMENT TO Section 14.12. Section 14.12 is hereby amended by changing the Commitment amount set forth therein from $20,000,000 to $10,000,000.

         5. UPDATED SCHEDULES TO CREDIT AGREEMENT. The following Schedules to the Credit Agreement are hereby updated, supplemented or replaced as follows:

         (a)      Schedule 1 is replaced by Schedule 1 attached hereto.

         (b)      Schedule 1.1 is replaced by Schedule 1.1 attached hereto.

         (c)      Schedule 1.2 is replaced by Schedule 1.2 attached hereto.

         (d)      Schedule 1.3 is replaced by Schedule 1.3 attached hereto.

         (e) Schedule 8.1(f) is replaced by Schedule 8.1(f) attached hereto.

         6. REPRESENTATIONS AND WARRANTIES. The Borrower and the Company represent and warrant that each of the representations and warranties contained in Section 6 is true, correct and complete in all material respects as of the date hereof to the same extent as though made on such date and that no Default or Event of Default has occurred and is continuing on the date hereof.

         7. EFFECTIVENESS OF LOAN DOCUMENTS. The Borrower hereby confirms that each of the Security Documents shall continue to secure the payment and performance of all of the Obligations under the Existing Agreement as amended hereby and the Borrower's obligations under the Security Documents shall continue to be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Every reference contained in the Loan Documents to the Credit Agreement shall mean and be a reference to the Existing Agreement as amended hereby and as the Credit Agreement may be further amended.

Except as specifically amended by this Amendment, the Existing Agreement and each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         8. MISCELLANEOUS. This Amendment shall be governed by, interpreted and construed in accordance with all of the same provisions applicable under the Existing Agreement including, without limitation, all definitions set forth in
Section 1.1, the rules of interpretation set forth in Section 1.2, the provisions relating to governing law set forth in Section 20, the provisions relating to counterparts in Section 22 and the provision relating to severability in Section 26.

         9. CONDITIONS TO EFFECTIVENESS. This Seventh Amendment to Credit Agreement shall become effective on the earliest date (the "Effective Date") that each of the following conditions precedent have been satisfied:

         (a) Documents . Each of (i) this Seventh Amendment to Credit Agreement,
(ii) the Seventh Amendment to the Guaranty, and (iii) replacement Loan Notes for the Lenders reflecting the amount of their Commitments as reduced pursuant hereto shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders.

         (b) Certified Copies of Amendments of Organization Documents . The Agent shall have received a Certificate of the Company to which there shall be attached complete copies of any amendments to the Borrower's Limited Partnership Agreement, Borrower's Certificate of Limited Partnership the Company's Declaration of Trust or the Company's Bylaws which have become effective since the complete certified copies of such documents which were previously delivered to the Agent.

         (c) Resolutions . All action on the part of the Borrower and each Guarantor necessary for the valid execution, delivery and performance by the Borrower and each Guarantor of this Amendment and the Seventh Amendment to the Guaranty shall have been duly and effectively taken, and evidence thereof satisfactory to the Agent shall have been provided to the Agent. The Agent shall have received from the Company true copies of the resolutions adopted by its Board of Directors authorizing the transactions described herein, certified by its secretary to be true and complete and in effect on the Effective Date.

         (d) Opinions of Counsel . Each of the Lenders and the Agent shall have received favorable opinions addressed to the Lenders and the Agent and dated as of the Effective Date, substantially in the same form as, or with appropriate provisions incorporating by reference, the opinions from Borrower's counsel previously delivered to the Lenders and the Agent, copies of which are attached as Exhibit E to the Credit Agreement. Such opinion may rely on opinions from other law firms approved by the Agent as to matters of law applicable in the various states.

         In the event that the Effective Date has not occurred on or before October 29, 1999, then this instrument shall be void and the Existing Agreement shall remain in effect as though this instrument had never been executed.

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.


                                       PRIME GROUP REALTY TRUST

                                       By: /s/ Louis G. Conforti
                                           ----------------------------
                                           Louis G. Conforti

                                          Its: Executive Vice President


                                       PRIME GROUP REALTY, L.P.
                                       By: PRIME GROUP REALTY TRUST,
                                           its managing general partner

                                       By: /s/ Louis G. Conforti
                                           ----------------------------
                                           Louis G. Conforti

                                          Its: Executive Vice President


                                       BANKBOSTON, N.A.,, as Agent

                                       By: /s/ Lori Y. Litow
                                           ----------------------------
                                           Lori Y. Litow

                                          Its: Vice President

WITNESS:                                    BANKBOSTON, N.A.

Angela M. Collins                           By: /s/ Lori Y. Litow
                                                -----------------------
                                                Lori Y. Litow
                                                Its Vice President



Commitment:                                                        $17,500,000

Commitment Percentage:                                             50%


Notice Address:                             BankBoston, N.A.
                                            100 Federal Street
                                            Boston, MA  02110
                                            Attn: Real Estate Department

                                            With a copy to:

                                            BankBoston, N.A.
                                            115 Perimeter Center Place, N.E.
                                            Suite 500
                                            Atlanta, GA 30346
                                            Attn: Lori Y. Litow, Vice President

                                            Fax:     (770)390-8434 or 391-9811

WITNESS:                                    CIBC  INC.


______________________________              By: /s/ Joel Gershkon
                                                ------------------------
                                                Joel Gershkon


Commitment:                                                       $17,500,000

Commitment Percentage:                                            50%

Notice Address:

         CIBC Inc.
         c/o CIBC World Markets Corp.
         200 West Madison Street, Suite 2300
         Chicago, Illinois 60606
         Attn: Joel Gershkon, Executive Director

         Phone:   (312)855-3243
         Fax:     (312)855-3235

with a copy to:

         CIBC Inc.
         c/o CIBC World Markets Corp.
         2 Paces West
         2727 Paces Ferry Road, Suite 1200
         Atlanta, Georgia 30326
         Attn: Beverly Bowman

         Phone: (770) 319-4824
         Fax:   (770) 319-4950

WITNESS:                                    PRUDENTIAL SECURITIES
                                            CREDIT CORPORATION


/s/ Michael Pierro                          By: /s/ Jeffrey K. French
------------------------------                  -------------------------
Michael Pierro                                  Jeffrey K. French


Commitment:                                                        $0

Commitment Percentage:                                             0%

Notice Address:

         Prudential Securities Credit Corporation
         One New York Plaza
         New York, New York  10292  .
         Attn: Fuller O'Connor, Director

         Phone:   (212)778-3720
         Fax:     (212)778-3194 or 2253

                                   SCHEDULE 1

                LENDERS; DOMESTIC AND EURODOLLAR LENDING OFFICES

DOMESTIC AND EURODOLLAR LENDING OFFICES:             NOTICE ADDRESS:
BankBoston, N.A.                                     BankBoston, N.A.
100 Federal Street                                   100 Federal Street
Boston, MA  02110                                    Boston, MA  02110
(Domestic and Eurodollar)                            Attn: Real Estate Department

                                                     With a copy to:

                                                     BankBoston, N.A.
                                                     115 Perimeter Center Place, N.E.
                                                     Suite 500
                                                     Atlanta, GA  30346
                                                     Attn: Lori Y. Litow, Vice President
                                                     Fax:  (770) 390-8434 or 391-9811

CIBC Inc.                                            CIBC Inc.
c/o CIBC World Markets Corp.                         c/o CIBC World Markets Corp.
200 West Madison Street, Suite 2300                  200 West Madison Street, Suite 2300
Chicago, Illinois 60606                              Chicago, Illinois 60606
(Domestic and Eurodollar)

                                                     Attn: Joel Gershkon, Executive Director
                                                     Phone: (312)855-3243
                                                     Fax: (312)855-3235

                                                     with a copy to:
                                                     CIBC Inc.
                                                     c/o CIBC World Markets Corp.
                                                     2 Paces West
                                                     2727 Paces Ferry Road, Suite 1200
                                                     Atlanta, Georgia 30326

                                                     Attn: Beverly Bowman
                                                     Phone: (770) 319-4824
                                                     Fax:   (770) 319-4950

                                  SCHEDULE 1.1

         MORTGAGED PROPERTIES                                           FEE OWNER
         --------------------                                           ---------
1.       Hilton Parking Garage, Knoxville, TN                 Triad Parking Company, Ltd.

2.       SunTrust Bank Bldg., 201 4th Ave., N.,
         Nashville, TN                                        Nashville Office Building I, Ltd.

3.       The Weston, 4823 Kingston Pike,
         Knoxville, TN                                        Old Kingston Properties, Ltd.

4.       One Centre Square, 620 Market St.,
         Knoxville, TN                                        Professional Plaza, Ltd.

5.       Two Centre Square, 625 Gay St.,
         Knoxville, TN                                        Centre Square II, Ltd.

6.       Salt Creek Office Center and Sun Annex,              1990 Algonquin Road, L.L.C.
         1990-2060 Algonquin Road, Schaumburg, IL             2010 Algonquin Road, L.L.C.

7.       Enterprise Drive Office Center,
         2205-2255  Enterprise Drive, Westchester, IL         Enterprise Drive, L.L.C.

8.       4849-4851 Groveport Pike, Obetz, Ohio                Prime Columbus Industrial, L.L.C.

9.       2160 McGaw Road, Obetz, Ohio                         Prime Columbus Industrial, L.L.C.

10.      2400-2410 McGaw Road, Obetz, Ohio                    Prime Columbus Industrial, L.L.C.

11.      5160-5168 Paul G. Blazer Memorial Parkway,           Prime Columbus Industrial, L.L.C.
         Dublin, Ohio

12.      600 London Road, Delaware, Ohio                      Prime Columbus Industrial, L.L.C.

                                  SCHEDULE 1.2

                                   COMMITMENTS

------------------------- ------------------ ------------------- ----------------------- -------------------
         LENDER               COMMITMENT       COMMITMENT ON AND       COMMITMENT %           COMMITMENT
                              PRIOR TO          AFTER EFFECTIVE         PRIOR TO             % ON AND AFTER
                            EFFECTIVE DATE          DATE             EFFECTIVE DATE         EFFECTIVE DATE
------------------------- ------------------ ------------------- ----------------------- -------------------
BankBoston, N.A.          $30,000,000        $17,500,000         40%                     50%
------------------------- ------------------ ------------------- ----------------------- -------------------
Prudential Securities     $10,000,000        $0                  13.3333333%             0%
Credit Corporation
------------------------- ------------------ ------------------- ----------------------- -------------------
CIBC Inc.                 $35,000,000        $17,500,000         46.6666667%             50%
------------------------- ------------------ ------------------- ----------------------- -------------------
Total                     $75,000,000        $35,000,000.00      100%                    100%
------------------------- ------------------ ------------------- ----------------------- -------------------







                                       9